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                                Exhibit 10.15.1
                                ---------------



February 25, 1998


J. Atwood Ives
17 West Cedar Street
Boston, MA  02108

                Re:  Eastern Enterprises Supplemental Executive Retirement Plan

Dear Woody:

By letter agreement dated April 28, 1994, you and Eastern Enterprises agreed that certain amendments being made at that time to the Eastern Enterprises Supplemental Executive Retirement Plan (the "SERP") would not apply with respect to benefits that may become payable to you or your spouse under such Plan.

Pursuant to authorization of Eastern's Board of Trustees on February 25, 1998, that letter agreement may now be rescinded so that the limitations contained therein shall no longer apply with respect to benefits payable to you or your spouse under the SERP. Accordingly, by this letter, you and Eastern Enterprises hereby agree to rescind the letter agreement dated April 28, 1994, as stated above.

Please indicate your agreement by signing in the space provided below and returning one copy of this letter agreement to the undersigned.

                                   Sincerely,

                                   /S/ WALTER J. FLAHERTY

                                   Walter J. Flaherty

AGREED:



/S/J.ATWOOD IVES
-------------------
J. Atwood Ives
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February 25, 1998


Richard R. Clayton
P.O. Box 2364
1 Quail Run
Acton, MA  01720-6364

               Re:  Eastern Enterprises Supplemental Executive Retirement Plan

Dear Dick:

By letter agreement dated April 28, 1994, you and Eastern Enterprises agreed that certain amendments being made at that time to the Eastern Enterprises Supplemental Executive Retirement Plan (the "SERP") would not apply with respect to benefits that may become payable to you or your spouse under such Plan.

Pursuant to authorization of Eastern's Board of Trustees on February 25, 1998, that letter agreement may now be rescinded so that the limitations contained therein shall no longer apply with respect to benefits payable to you or your spouse under the SERP. Accordingly, by this letter, you and Eastern Enterprises hereby agree to rescind the letter agreement dated April 28, 1994, as stated above.

Please indicate your agreement by signing in the space provided below and returning one copy of this letter agreement to the undersigned.

                                   Sincerely,

                                   /s/ WALTER J. FLAHERTY

                                   Walter J. Flaherty

AGREED:



/S/ RICHARD R. CLAYTON
----------------------
Richard R. Clayton